UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2011

POWERWAVE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21507	11-2723423
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 E. St. Andrew Place
 Santa Ana, CA 92705
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (714) 466-1000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On October 27, 2011, Powerwave Technologies, Inc. (the “Company”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting.”)  Of the 158,394,537 shares of the Company’s common stock (“Common Stock,”) issued, outstanding and entitled to vote at the Annual Meeting,  the holders of 143,660,691 shares of Common Stock were present in person or by proxy.  The Annual Meeting was held for the following purposes:

Proposal 1

To elect each of the following eight director nominees to serve on the Company’s Board of Directors until the next annual meeting of shareholders or until their successors are duly elected and qualified.  The affirmative vote of a plurality of the votes cast at the Annual Meeting was required for the election of the director nominees.  Each of the eight director nominees was elected at the Annual Meeting.  The vote for each director nominee was as follows:

	For	Withheld	Broker Non-Votes
Moiz M. Beguwala	93,407,911	8,829,305	41,423,475
Ken J. Bradley	94,599,437	7,637,779	41,423,475
Richard Burns	94,714,499	7,522,717	41,423,475
Ronald J. Buschur	94,362,727	7,874,489	41,423,475
John L. Clendenin	94,600,873	7,636,343	41,423,475
David L. George	93,628,174	8,609,042	41,423,475
Eugene L. Goda	93,554,150	8,683,066	41,423,475
Carl W. Neun	94,612,618	7,624,598	41,423,475

Proposal 2

To hold a non-binding advisory vote on the approval of the compensation of the Company’s named executive officers.   This proposal was approved by a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting in person or by proxy.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
90,207,265	8,105,263	3,924,688	41,423,475

Proposal 3

To hold a non-binding advisory vote on the frequency of advisory votes on the approval of the compensation of the Company’s named executive officers.    The frequency that received the highest number of votes was one year.  The voting results were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
94,373,068	637,890	5,322,278	1,903,980	41,423,475

Proposal 4

To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a 1-for-5 reverse stock split (the “Reverse Stock Split”) of the Common Stock and to reduce the authorized number of shares of Common Stock from 250,000,000 to 100,000,000 (the “Authorized Share Reduction.”)  The proposal was approved by a majority of the outstanding shares of Common Stock.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
117,031,975	25,887,692	741,024	—

Proposal 5

To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2011.  This proposal was approved by a majority of the shares of Common Stock present and entitled to vote at  the Annual Meeting in person or by proxy.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
132,831,892	5,916,442	4,912,357	—

Following the voting results at the Annual Meeting, the Company has decided to hold a non-binding advisory vote on the approval of the compensation of the Company’s named executive officers every year.

ITEM 7.01 REGULATION FD DISCLOSURE

On October 28, 2011, the Company issued a press release announcing the completion of the Reverse Stock Split and the Authorized Share Reduction.  A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of  1934.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits
Exhibit No.	Description
99.1	Press release issued by Powerwave Technologies, Inc. dated October 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERWAVE TECHNOLOGIES, INC

Date:	October 28, 2011	By:	/s/ Kevin T. Michaels
Kevin T. Michaels
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Powerwave Technologies, Inc. dated October 28, 2011.